Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cachet Financial Solutions, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey C. Mack, Chief Executive Officer and acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey C. Mack
Jeffrey C. Mack
Director, Chief Executive Officer

March 31, 2014

/s/ Jeffrey C. Mack
Jeffrey C. Mack
Acting Chief Financial Officer

March 31, 2014